STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

February 28, 2007

Job Number	Corporation Number	
C20070228-2292	C27155-2001	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Merge Out	20070140860-28	February 28, 2007 12:18:07 PM

Corporation Name	Resident Agent
TORNADO GOLD INTERNATIONAL CORP.	RESIDENT AGENT INC

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
[signature]	20070140860-28
Ross Miller	Filing Date and Time
Secretary of State	02/28/2007 12:18 PM
State of Nevada	Entity Number
	C27155-2001

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.**

TORNADO GOLD INTERNATIONAL CORP.
Name of *merging* entity

Nevada	**Corporation**
Jurisdiction	Entity type *

TORNADO GOLD INTERNATIONAL CORPORATION
Name of *merging* entity

Delaware	**Corporation**
Jurisdiction	Entity type *

Name of *merging* entity

Jurisdiction	Entity type *

Name of *merging* entity

Jurisdiction	Entity type *

and,

TORNADO GOLD INTERNATIONAL CORPORATION
Name of *surviving* entity

Delaware	**Corporation**
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190):**

Attn: Larry Yen
c/o: Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, BC V6C 3H1

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4. **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity):**

(a) Owner's approval was not required from:

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

____
Name of *surviving* entity, if applicable

Filing Fee $350.00

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

TORNADO GOLD INTERNATIONAL CORP.
Name of *merging* entity, if applicable

TORNADO GOLD INTERNATIONAL CORPORATION
Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

and, or;

TORNADO GOLD INTERNATIONAL CORPORATION
Name of *surviving* entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

n/a
Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

and, or;

Name of *surviving* entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

The Certificate of Incorporation of the surviving entity (Tornado Gold International Corporation) is attached as Schedule "A".

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached as Schedule "B"; or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** ____________________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures – Must be signed by: An officer of each corporation whether or not for profit; all general partners of each limited partnership or limited-liability limited partnership; a manager of each a limited-liability company with managers or by one member if without managers; a trustee of a business trust; a managing partner of a limited-liability partnership; by one partner of a general partnership.* (If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):**

TORNADO GOLD INTERNATIONAL CORP.
Name of *merging* entity, if applicable

[signature] | President | February 28, 2007
Signature | **Title** | **Date**

TORNADO GOLD INTERNATIONAL CORPORATION
Name of *merging* entity, if applicable

[signature] | President | February 28, 2007
Signature | **Title** | **Date**

Name of *merging* entity, if applicable

Signature | **Title** | **Date**

Name of *merging* entity, if applicable

Signature | **Title** | **Date**

TORNADO GOLD INTERNATIONAL CORPORATION
Name of *surviving* entity, if applicable

[signature] | President | February 28, 2007
Signature | **Title** | **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.
IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SCHEDULE "A"

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:11 PM 02/16/2007
FILED 06:41 PM 02/16/2007
SRV 070183182 - 4303247 FILE

CERTIFICATE OF INCORPORATION
OF
TORNADO GOLD INTERNATIONAL CORPORATION

1. The name of the Corporation is Tornado Gold International Corporation.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. (a) The total number of shares which the Corporation will have authority to issue is One Hundred Five Million (105,000,000) shares, of which One Hundred Million (100,000,000) will be shares of common stock, par value $0.001 per share ("Common Stock"), and Five Million (5,000,000) will be shares of preferred stock, par value $0.001 per share ("Preferred Stock").

(b) Shares of Preferred Stock may be issued from time to time in one or more series, each of which is to have a distinctive serial designation as determined in the resolution or resolutions of the board of directors providing for the issuance of such Preferred Stock from time to time.

(c) Each series of Preferred Stock:

(i) may have such number of shares;
(ii) may have such voting powers or may be without voting powers;
(iii) may be subject to redemption at such time or times and at such price;
(iv) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, or such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;
(v) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;
(vi) may be made convertible into, or exchangeable for, shares of any other class or classes, or of any other series of the same class or of any other class or classes, of stock of the Corporation at such price or prices or at such rates of exchange, and with adjustments;
(vii) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(viii) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issuance of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation of stock of any class; and

(ix) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof

as in such instance is stated in the resolution or resolutions of the board of directors providing for the issuance of such Preferred Stock. Except where otherwise set forth in such resolution or resolutions the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the board of directors.

5. The name and mailing address of the incorporator is Earl W. Abbott, 8600 Technology Way, Suite 118, Reno, Nevada 89521.

Earl W. Abbott, Carl A. Pescio, and George Drazenovic shall each serve as a director until the first annual meeting of the stockholders or until their respective successor is elected and qualified. The mailing address of each director is 8600 Technology Way, Suite 118, Reno, Nevada 89521.

6. The Corporation is to have perpetual existence.

7. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

8. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this [16] day of February 2007.

Earl W. Abbott, Incorporator

SCHEDULE "B"

AGREEMENT AND PLAN OF MERGER
OF
TORNADO GOLD INTERNATIONAL CORP.
(A NEVADA CORPORATION)
WITH
AND INTO

TORNADO GOLD INTERNATIONAL CORPORATION
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this "Agreement") dated this 20th day of February, 2007, by and between TORNADO GOLD INTERNATIONAL CORP., a Nevada corporation ("TORNADO-NEVADA"), and TORNADO GOLD INTERNATIONAL CORPORATION, a Delaware corporation, a wholly-owned subsidiary of TORNADO-NEVADA ("TORNADO-DELAWARE"), is made with respect to the following facts.

RECITALS

WHEREAS, TORNADO-NEVADA is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, TORNADO-DELAWARE is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for TORNADO-NEVADA and TORNADO-DELAWARE have determined that, for purposes of effecting the reincorporation of TORNADO-NEVADA in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that TORNADO-NEVADA merge with and into TORNADO-DELAWARE so that TORNADO-DELAWARE is the surviving corporation on the terms provided herein (the "Merger"); and

WHEREAS, the respective Board of Directors TORNADO-NEVADA and TORNADO-DELAWARE, the stockholders of TORNADO-NEVADA, and the sole stockholder of TORNADO-DELAWARE have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I – THE MERGER

1.1 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 below), TORNADO-NEVADA shall be merged with and into TORNADO-DELAWARE, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the applicable provisions of the General Corporation Law of the State of Nevada (the "NGCL"), and the separate existence of TORNADO-NEVADA shall cease. TORNADO-DELAWARE shall be the surviving entity (the "Surviving Corporation") and shall continue to be governed by the DGCL.

1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a) TORNADO-NEVADA: Tornado Gold International Corp., a corporation organized under and governed by the laws of the State of Nevada with an address of 8600 Technology Way, Suite 118, Reno, Nevada 89521; and

(b) TORNADO-DELAWARE: Tornado Gold International Corporation, a corporation organized under and governed by the laws of the State of Delaware with an address of 8600 Technology Way, Suite 118, Reno, Nevada 89521.

1.3 Surviving Corporation. Tornado Gold International Corporation, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4 Address of Principal Office of the Surviving Corporation. The address of TORNADO-DELAWARE, as the Surviving Corporation, shall be 8600 Technology Way, Suite 118, Reno, Nevada 89521.

1.5 Effective Time. The Merger shall become effective (the "Effective Time"), on the date upon which the last to occur of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of TORNADO-NEVADA by the Board of Directors of TORNADO-NEVADA and approved by a majority of the voting power of the outstanding stock of TORNADO-NEVADA entitled to vote thereon, in accordance with the requirements of the NGCL;

(b) This Agreement and the Merger shall have been adopted by the Board of Directors of TORNADO-DELAWARE in accordance with the requirements of the DGCL;

(c) The effective date of the Merger as stated in the executed Articles of Merger (the "Articles of Merger") filed with the Secretary of State for the State of Nevada; and

(d) An executed Certificate of Ownership and Merger (the "Certificate of Ownership") or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, the Certificate of Ownership and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of TORNADO-NEVADA shall vest in TORNADO-DELAWARE, as the Surviving Corporation, and all debts, liabilities and duties of TORNADO-NEVADA shall become the debts, liabilities and duties of TORNADO-DELAWARE, as the Surviving Corporation.

1.7 Certificate of Incorporation; Bylaws.

(a) From and after the Effective Time, the Certificate of Incorporation of TORNADO-DELAWARE shall be the Certificate of Incorporation of the Surviving Corporation.

(b) From and after the Effective Time, the Bylaws of TORNADO-DELAWARE as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8 Officers and Directors. The officers of TORNADO-NEVADA immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of TORNADO-NEVADA immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II- CONVERSION OF SHARES

2.1 Conversion of Common Stock of TORNADO-NEVADA. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of TORNADO-NEVADA,

(a) each share of common stock of TORNADO-NEVADA, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of TORNADO-DELAWARE's common stock, $.001 par value per share (the "Common Stock");

(b) each share of Preferred Stock of TORNADO-NEVADA, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of TORNADO-DELAWARE's Preferred Stock, $.001 par value per share;

(c) the one share of TORNADO-DELAWARE Common Stock owned by TORNADO-NEVADA shall be canceled at the Effective Time.

2.2 TORNADO-NEVADA Options, Stock Purchase Rights, Convertible Securities.

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of TORNADO-NEVADA under, and continue, the option plans and all other employee benefit plans of TORNADO-NEVADA. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, TORNADO-NEVADA Common Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock, on the basis of one share of the Surviving Corporation's Common Stock for each one share of TORNADO-NEVADA common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such TORNADO-NEVADA Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding TORNADO-NEVADA Common Stock. Such Common Stock is subject to paragraph 2.1 hereof.

(b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of TORNADO-NEVADA Common Stock so reserved immediately prior to the Effective Time. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

2.3 Characterization of Merger. For federal income tax purposes, the conversion of interests in TORNADO-NEVADA pursuant to this Article III shall be deemed a reorganization and mere change in place of organization pursuant to section 368 (a)(1) (F) of the Internal Revenue Code of 1986.

ARTICLE III – TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1 Transfer, Conveyance and Assumption. At the Effective Time, TORNADO-DELAWARE shall continue in existence as the Surviving Corporation, and without further action on the part of TORNADO-NEVADA or TORNADO-DELAWARE, succeed to and possess all the rights, privileges and powers of TORNADO-NEVADA , and all the assets and property of whatever kind and character of TORNADO-NEVADA shall vest in TORNADO-DELAWARE without further act or deed. Thereafter, TORNADO-DELAWARE, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of TORNADO-NEVADA, and any claim or judgment against TORNADO-NEVADA may be enforced against TORNADO-DELAWARE as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2 Further Assurances. If at any time TORNADO-DELAWARE shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of TORNADO-NEVADA, or otherwise to carry out the provisions hereof, officers of TORNADO-NEVADA as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in TORNADO-DELAWARE and otherwise to carry out the provisions hereof.

ARTICLE IV – REPRESENTATIONS AND WARRANTIES
OF TORNADO-NEVADA

TORNADO-NEVADA represents and warrants to TORNADO-DELAWARE as follows:

4.1 Validity of Actions. TORNADO-NEVADA (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of TORNADO-NEVADA. TORNADO-NEVADA has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of TORNADO-NEVADA, enforceable against TORNADO-NEVADA in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of TORNADO-NEVADA's Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which TORNADO-NEVADA is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V – REPRESENTATIONS AND WARRANTIES
OF TORNADO-DELAWARE

TORNADO-DELAWARE represents and warrants to TORNADO-NEVADA as follows:

5.1 Validity of Actions. TORNADO-DELAWARE (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of TORNADO-DELAWARE, and TORNADO-DELAWARE has received all necessary authorization. This Agreement is a legal, valid and binding obligation of TORNADO-DELAWARE, enforceable against TORNADO-DELAWARE in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of TORNADO-DELAWARE nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which TORNADO-DELAWARE is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI – FURTHER ACTIONS

6.1 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII – CONDITIONS TO THE MERGER

The obligation of TORNADO-DELAWARE and of TORNADO-NEVADA to consummate the Merger shall be subject to compliance with or satisfaction of the following conditions:

7.1 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2 No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3 Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII – TERMINATION; AMENDMENT; WAIVER

8.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Ownership with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of TORNADO-DELAWARE and the Board of Directors of TORNADO-NEVADA.

8.2 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Ownership with the Secretary of State of the State of Delaware, such amendment to be approved by the Board of Directors of TORNADO-NEVADA agreeing to such amendment with TORNADO-DELAWARE.

8.3 Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX – MISCELLANEOUS

9.1 Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by TORNADO-DELAWARE.

9.2 Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

In the case of TORNADO-DELAWARE:

TORNADO GOLD INTERNATIONAL CORPORATION
8600 Technology Way, Suite 118
Reno, Nevada 89521

In the case of TORNADO-NEVADA:

TORNADO GOLD INTERNATIONAL CORP.
8600 Technology Way, Suite 118
Reno, Nevada 89521

9.3 Non-Assignability. This Agreement shall not be assignable by any of the parties hereto.

9.4 Entire Agreement. This Agreement contains the parties' entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7 Gender; Number. All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8 Severability. The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or

provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

TORNADO GOLD INTERNATIONAL CORP.,
a Nevada Corporation

By:
Name: Earl W. Abbott
Title: President

TORNADO GOLD INTERNATIONAL CORPORATION,
a Delaware Corporation

By:
Name: Earl W. Abbott
Title: President